SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )
Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /
Check the appropriate box:
   / /  Preliminary Proxy Statement
   / /  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
   /X/  Definitive Proxy Statement
   /X/  Definitive Additional Materials
   / /  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         WARWICK COMMUNITY BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:
        (2)  Form, Schedule or Registration Statement No.:
        (3)  Filing Party:
        (4)  Date Filed:

                                      LOGO

                                18 OAKLAND AVENUE
                          WARWICK, NEW YORK 10990-0591
                                 (914) 986-2206


                                        May 21, 1998


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders ("Special Meeting") of Warwick Community Bancorp, Inc. ("Company"), the holding company for The Warwick Savings Bank ("Bank"), which will be held at the Bank's main office, located at 18 Oakland Avenue, Warwick, New York 10990-0591, on June 24, 1998 at 8:00 a.m., Eastern time.

         The attached Notice of Special Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to appropriate questions from our shareholders.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Special Meeting is in the best interests of the Company and its shareholders and recommends a vote "FOR" each of these matters.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE SPECIAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of the Company and the Bank, thank you for your continued support.

                                       Sincerely yours,


                                       [Facsimile signature]


                                       Timothy A. Dempsey
                                       President and Chief Executive Officer

                                      LOGO

                                18 OAKLAND AVENUE
                          WARWICK, NEW YORK 10990-0591
                                 (914) 986-2206

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 24, 1998

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Warwick Community Bancorp, Inc. ("Company") will be held at the main office of The Warwick Savings Bank ("Bank"), located at 18 Oakland Avenue, Warwick, New York 10990-0591, on June 24, 1998 at 8:00 a.m., Eastern time, for the following purposes:

         1.  To approve the Stock Option Plan of Warwick Community Bancorp,
             Inc.;

         2. To approve the Recognition and Retention Plan of Warwick Community Bancorp, Inc.; and

         3. To authorize the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Special Meeting.

         In accordance with the Company's By-Laws, no business shall be transacted and no corporate action shall be taken at the Special Meeting other than that stated in this Notice of Special Meeting.

         The Board of Directors has fixed the close of business on May 12, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at 18 Oakland Avenue, Warwick, New York, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                                        By Order of the Board of Directors


                                        [Facsimile signature]


                                        Nancy L. Sobotor-Littell
                                        Corporate Secretary

Warwick, New York
May 21, 1998

                                      LOGO

                                18 OAKLAND AVENUE
                          WARWICK, NEW YORK 10990-0591
                                 (914) 986-2206





                             PROXY STATEMENT FOR THE
                         SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 24, 1998

                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and accompanying Proxy Card are being mailed to shareholders of Warwick Community Bancorp, Inc. ("Company") on or about May 21, 1998 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Company to be held at the main office of The Warwick Savings Bank ("Bank"), located at 18 Oakland Avenue, Warwick, New York 10990-0591, on June 24, 1998 at 8:00 a.m., Eastern time, and at any adjournment or postponement thereof ("Special Meeting").

         On December 23, 1997, the Bank completed its conversion from a New York mutual savings bank to a New York stock savings bank ("Conversion"). The Company, a Delaware corporation, operates as a bank holding company for the Bank, its wholly owned subsidiary.

         As more fully described in this Proxy Statement, the purpose of the Special Meeting is (1) to approve the Stock Option Plan of Warwick Community Bancorp, Inc., (2) to approve the Recognition and Retention Plan of Warwick Community Bancorp, Inc. and (3) to authorize the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting, including, without limitation, a motion to adjourn the Special Meeting.


RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on May 12, 1998 as the record date ("Record Date") for the determination of the holders of the Company's issued and outstanding common stock, par value $.01 per share ("Common Stock"), entitled to notice of and to vote at the Special Meeting. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Special Meeting. At the close of business on the Record Date, there were 6,606,548 shares of Common Stock outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum thereat.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (except for Excess Shares, if any, as defined below) upon each matter to be voted upon at the Special Meeting. As provided in the Company's Certificate of Incorporation, if any person beneficially owns, directly or indirectly, shares of Common Stock in excess of 10% of the then issued and outstanding shares of Common Stock, all such shares beneficially owned by such person in excess of the 10% threshold shall be deemed to be "Excess Shares," and the holder thereof shall be entitled to cast only one one-hundredth (1/100) of a vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors to (i) interpret and apply the provisions of the Certificate of Incorporation governing Excess Shares and to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to ascertain compliance with such provisions and (ii) to demand that any person who is reasonably believed to beneficially own Excess Shares supply information to the Company to enable the Board of Directors to implement and apply such provisions.

         If the enclosed Proxy Card is properly executed and received by the Company in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR THE PROPOSALS IDENTIFIED IN THE NOTICE OF SPECIAL MEETING. In accordance with the Company's By-Laws, no business shall be transacted and no corporate action shall be taken at the Special Meeting other than that stated in the Notice of Special Meeting.


VOTE REQUIRED

         The vote required for each proposal is set forth in the discussion of such proposal under the caption "-- Vote Required."


REVOCABILITY OF PROXIES

         The presence of a shareholder at the Special Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time before it is voted by (1) filing a written notice of revocation with the Corporate Secretary of the Company prior to the Special Meeting, (2) delivering to the Corporate Secretary prior to the Special Meeting a duly executed proxy bearing a later date or (3) attending the Special Meeting, filing a written notice of revocation with the secretary of the Special Meeting and voting in person.

         IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE ADMITTED TO THE SPECIAL MEETING AND TO VOTE AT THE SPECIAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.


SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its shareholders. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee estimated to be $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally, by telephone, facsimile or other means by directors, officers and employees of the Company or its subsidiaries, without additional compensation. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to forward proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Directors, officers and employees of the Bank and the Company will be granted stock options under the Stock Option Plan of Warwick Community Bancorp, Inc. ("Option Plan") being presented for shareholder approval in Proposal 1 if shareholders approve Proposal 1. See "Proposal 1 -- Stock Option Plan." Directors, officers and employees of the Bank and the Company will be awarded restricted stock of the Company under the Recognition and Retention Plan of Warwick Community Bancorp, Inc. ("RRP") being presented for shareholder approval in Proposal 2 if shareholders approve Proposal 2. See Proposal 2 -- Recognition and Retention Plan."


STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock as of May 1, 1998. Other than those persons listed below, the Company is not aware of any person who is the beneficial owner of more than 5% of the Company's outstanding shares of Common Stock as of May 1, 1998. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission ("SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). For purposes of the following table and the table set forth under "Stock Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to "beneficially own" any shares of Common Stock (a) over which such person has, directly or indirectly, sole or shared voting or investment power or (b) of which such person has the right to acquire beneficial ownership, including the right to acquire beneficial ownership by the exercise of stock options, at any time within 60 days after May 1, 1998. As used herein, "voting power" includes the power to vote, or direct the voting of, such shares, and "investment power" includes the power to dispose, or direct the disposition of, such shares.

   TITLE OF CLASS         NAME AND ADDRESS OF                     AMOUNT AND NATURE OF       PERCENT OWNERSHIP OF
     OF SECURITY             BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP     COMMON STOCK OUTSTANDING
     -----------             ----------------                     --------------------     ------------------------
Common Stock           Warwick Community Bancorp, Inc.                528,523(1)                   8.0%
                       Employee Stock Ownership Plan and
                       Trust ("ESOP")
                       18 Oakland Avenue
                       Warwick, New York 10990-0591

Common Stock           Bay Pond Partners, L.P.                         364,000(2)                  5.5%
                       75 State Street
                       Boston, Massachusetts 02109

------------------------
(1) The ESOP is administered by the Bank as Plan Administrator and by a committee established pursuant to the ESOP ("ESOP Committee"). The assets of the ESOP are held in a trust ("ESOP Trust") for which Marine Midland Bank serves as trustee ("ESOP Trustee"). The ESOP Trust purchased such shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to participants over a period of years. The ESOP Committee may instruct the ESOP Trustee regarding investment of assets held in the ESOP Trust. The ESOP Trustee generally votes all allocated shares held in the ESOP Trust in accordance with the instructions of participants. As of the Record Date, 31,016 of the 528,523 shares were allocated to participants. Pursuant to the terms of the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the voting instructions received from participants regarding the allocated shares so long as such vote is in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended.

(2) Based on information in a Schedule 13G, dated April 7, 1998, filed on behalf of Bay Pond Partners, L.P. ("Bay Pond"), a Delaware limited partnership, Wellington Hedge Management LLC ("WHML"), a Massachusetts limited liability company which is the sole general partner of Bay Pond, and Wellington Hedge Management, Inc., a Massachusetts corporation which is the managing member of WHML. Bay Pond has shared voting and shared dispositive power over all of the shares shown.

STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included on page 5 of this Proxy Statement and by all directors and executive officers of the Company or the Bank as a group as of May 1, 1998. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.



                                                                   AMOUNT AND NATURE OF      PERCENT OWNERSHIP OF
                                                                   BENEFICIAL OWNERSHIP          COMMON STOCK
             NAME                          TITLE (1)                     (2)(3)(4)(5)           OUTSTANDING (6)
             ----                          ---------               --------------------         ---------------

Timothy A. Dempsey               President, Chief Executive                 31,107                 *
                                 Officer and Director

Ronald J. Gentile                Executive Vice President,                  34,124                 *
                                 Chief Operating Officer and
                                 Director

Frances M. Gorish                Director                                    6,000                 *
R. Michael Kennedy               Director                                   36,000                 *
Fred M. Knipp                    Director                                   15,000                 *
Emil R. Krahulik                 Director                                    5,000                 *
Thomas F. Lawrence, Jr.          Director                                    2,000                 *
Henry L. Nielsen, Jr.            Director                                   19,000                 *
John W. Sanford III              Director                                    3,500                 *
Robert N. Smith                  Director                                   15,500                 *

All directors and executive
officers as a group (15 persons)                                           240,791                3.6%

----------------------------------------

     * Less than 1.0% of outstanding Common Stock.

(1)  Titles are for both the Company and the Bank.

(2) The figures shown include shares held in trust pursuant to the ESOP that have been allocated as of December 31, 1997 to individual accounts of ESOP participants as follows: Mr. Dempsey, 986 shares; Mr. Gentile, 1,041 shares; and all executive officers as a group, 5,357 shares. Such persons have voting power (subject to the duties of the ESOP Trustee) but no investment power, except in limited circumstances, as to such shares. The figures shown for Messrs. Dempsey and Gentile do not include 497,507 shares held in trust pursuant to the ESOP that have not been allocated to any individual's account and as to which Messrs. Dempsey and Gentile share voting power with other ESOP participants. The figure shown for all directors and executive officers as a group includes such 497,507 shares as to which the members of the Company's ESOP Committee (consisting of Messrs. Dempsey, Gentile and Budich, Ms. Sobotor-Littell and Ms. Rudy) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such Committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually. See "Compensation of Directors and Executive Officers -- Benefits -- Employee Stock Ownership Plan and Trust."

(3) The figures shown include shares held pursuant to The Warwick Savings Bank 401(k) Savings Plan ("401(k) Plan") that have been allocated as of April 30, 1998 to individual accounts as follows: Mr. Dempsey, 121 shares; Mr. Gentile, 3,083 shares; and all executive officers as a group, 13,134 shares. Such persons have shared voting and investment power as to such shares. See "Compensation of Directors and Executive Officers -- Benefits -- 401(k) Plan. (FOOTNOTES CONTINUED ON NEXT PAGE)

(4) The figures shown include shares over which individuals may be deemed to share voting and investment power (other than as disclosed in notes 2 and 3) as follows: Mr. Dempsey, 15,000 shares; Mr. Gentile, 15,000 shares; Mr. Kennedy, 17,000 shares; Mr. Knipp, 15,000 shares; Mr. Lawrence, 1,000 shares; Mr. Sanford, 2,500 shares; Mr. Smith, 5,500 shares; and all directors and executive officers as a group, 83,500 shares.

(5) Percentages with respect to each person or group of persons have been calculated on the basis of 6,606,548 shares of Common Stock, the number of shares of Common Stock outstanding as of May 1, 1998. No officer or director has the right to acquire beneficial ownership of additional shares of Common Stock within 60 days after May 1, 1998.



                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

     FEE ARRANGEMENTS. Currently, each director of the Bank who is not an employee of the Bank receives a fee of $400 for each Board meeting attended and $250 for each committee meeting attended. In addition, the members ofthe Re-Inspection Committee of the Bank each receive an annual fee of $250. The aggregate amount of fees paid to such directors by the Bank for the fiscal year ended May 31, 1997 was approximately $115,475. Directors of the Company are not separately compensated for their services as such. It is anticipated that directors will also be covered by the Option Plan and RRP expected to be implemented by the Company, subject to shareholder approval at the Special Meeting. See "-- Benefits -- Stock Option Plan" and "-- Benefits -- Recognition and Retention Plan."


EXECUTIVE COMPENSATION

     COMPENSATION DECISIONS. Decisions regarding the Company's executive compensation are made by the Company's Board of Directors based on recommendations of the Compensation Committee, the membership of which excludes those directors employed by the Company. Under this structure, no interlocks exist between members of the Compensation Committee and employees of the Company.

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash compensation paid by the Bank for services rendered in all capacities during the fiscal year ended May 31, 1997 to the Chief Executive Officer and all executive officers of the Bank who received compensation in excess of $100,000 ("Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                               ANNUAL COMPENSATION(1)    COMPENSATION AWARDS(2)
                                               ----------------------    ----------------------
                                                                           RESTRICTED
                                                                             STOCK                      ALL OTHER
                                                                             AWARDS                      COMPEN-
                                                                                           OPTIONS      SATION(4)
NAME AND PRINCIPAL POSITION           YEAR    SALARY($)     BONUS($)        ($)(3)          (#)(3)           ($)
---------------------------           ----    ---------     --------        -------       ---------    ----------

Timothy A. Dempsey
President and Chief Executive
   Officer........................    1997      $189,750       --             --             --           $5,052
Ronald J. Gentile
Executive Vice President and
   Chief Operating Officer........    1997      $123,862       --             --             --           $3,618

                                                  (FOOTNOTES ON NEXT PAGE)

(1) Under Annual Compensation, the column titled "Salary" includes base salary and payroll deductions for health insurance under the Bank's health insurance plan and for each individual's contributions under the 401(k) Plan. In addition, Mr. Gentile's salary amount includes $108.28 per week, which the Bank has added to his compensation in lieu of providing him with the use of an automobile.

(2) For the fiscal year ended May 31, 1997, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock. For the fiscal year ended May 31, 1997 the Bank had no restricted stock or stock related plans in existence.

(3) During the fiscal year ended May 31, 1997, the Bank did not maintain any restricted stock, stock option or other long-term incentive plans.

(4) Reflects matching contributions made by the Bank under the 401(k) Plan. See " -- Benefits -- 401(k) Plan."


EMPLOYMENT AGREEMENTS

     Effective upon the Conversion of the Bank, the Company entered into Employment Agreements with each of Mr. Dempsey, Mr. Gentile, Mr. Budich and Ms. Sobotor-Littell ("Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Company depends to a significant degree on the skills and competence of the Senior Executives.

     The Employment Agreements provide for three-year terms, with automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Company or the Senior Executive, and, in any event, will terminate on the last day of the month following the Senior Executive's 68th birthday. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. It is anticipated that this review will be performed by the Company's Compensation Committee and approved by non-employee members of the Board, and the Senior Executive's base salary may be increased on the basis of such officer's job performance and the overall performance of the Company. The Employment Agreements also provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and reimbursement for ordinary and necessary business expenses. Senior Executives would also be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements. The Employment Agreements provide for termination by the Company at any time for "cause" as defined in the Employment Agreements.

     In the event the Company chooses to terminate a Senior Executive's employment for reasons other than for cause, in the event of a Senior Executive's resignation from the Company for certain reasons specified in the Employment Agreements or in the event of a "change of control" as defined in the Employment Agreements, the Senior Executive (or, in the event of the Senior Executive's death, such Senior Executive's estate) would be entitled to a lump sum cash payment in an amount generally equal to (a) the Senior Executive's earned but unpaid salary, (b) the present value of the amount the Senior Executive would have earned in salary had he or she continued working through the unexpired term of the Employment Agreement and (c) the present value of the additional contributions or benefits that such Senior Executive would have earned under the specified employee benefit plans or programs of the Bank or the Company during the remaining term of the Employment Agreement and payments that would have been made under any incentive compensation plan during the remaining term of the Employment Agreement. The Employment Agreements also provide for the cashout of any stock options, appreciation rights or restricted stock as if the Senior Executive was fully vested. The Bank and the Company would also continue the Senior Executive's life, health and any disability insurance or other benefit plan coverage for the remaining term of the Employment Agreement. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to such officer's position; failure to vest in the Senior Executive the functions, duties or authority associated with such position; if the Senior Executive is a member of the Board of Directors of the Bank or Company, failure to re-nominate or re-elect such Senior Executive to such Board; any material breach of contract by the Bank or the Company that is not cured within 30 days after written notice thereof; or a change in the Senior Executive's principal place of employment to a location in excess of 50 miles from the Bank's principal office in Warwick, New York. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "Change of Control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon shareholder approval of a merger or consolidation of the Company or the Bank, upon liquidation or sale of substantially all the assets of the Company or the Bank or upon a contested election of directors which results in a change in the majority of the Board of Directors.

     Cash and benefits paid to a Senior Executive under the Employment Agreement, together with payments under other benefit plans, following a Change of Control of the Bank or the Company may constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. In the event that any amounts paid to a Senior Executive following a Change of Control would constitute excess parachute payments, the Employment Agreements provide that such Senior Executives will be indemnified for any excise taxes imposed due to such excess parachute payments, and any additional excise, income and employment taxes imposed as a result of such tax indemnification.


                          EMPLOYEE RETENTION AGREEMENTS

     Effective upon the Conversion, the Bank entered into Retention Agreements with the following four employees: Laurence D. Haggerty, Donna M. Lyons, Barbara
A. Rudy and Arthur S. Anderson ("Contract Employees"). The purpose of the Retention Agreements is to secure the Contract Employees' continued availability and attention to the Bank's affairs, relieved of distractions arising from the possibility of a corporate change of control. The Retention Agreements do not impose an immediate obligation on the Bank to continue the Contract Employees' employment, but provide for a period of assured employment ("Assurance Period") in the event of a "Change of Control" as defined in the Retention Agreements, which definition is similar to the definition of change of control contained in the Employment Agreements. The Retention Agreements provide for an initial Assurance Period of one year commencing on the date of a Change of Control. In general, the applicable Assurance Periods will be automatically extended on a daily basis under the Retention Agreements until written notice of non-extension is given by the Bank or the Contract Employee, in which case the Assurance Period would end on the first anniversary of the date such notice is given, and, in any event, will end on the last day of the month following the Contract Employee's 68th birthday.

     If a Contract Employee is discharged without "cause" as defined in the Retention Agreements during the Assurance Period, or prior to the commencement of the Assurance Period but within 3 months of, and in connection with a Change of Control, or the Contract Employee voluntarily resigns during the Assurance Period following a failure to elect or re-elect the Contract Employee to such officer's position; failure to vest in the Contract Employee the functions, duties or authority associated with such position; if the Contract Employee is a member of the Board of Directors of the Bank or Company, failure to re-nominate or re-elect such Contract Employee to such Board; any material breach of contract by the Bank or the Company that is not cured within 30 days after written notice thereof; or a change in the Contract Employee's principal place of employment to a location in excess of 50 miles from the Bank's principal office in Warwick, New York, the Contract Employee (or, in the event of the Contract Employee's death, such Contract Employee's estate) would be entitled to a lump sum cash payment in an amount generally equal to (a) the Contract Employee's earned but unpaid salary, (b) the present value of the amount the Contract Employee would have earned in salary had he or she continued working during the remaining term of the Assurance Period and (c) the present value of the additional contributions or benefits that such that Contract Employee would have earned under the specified employee benefit plans or programs of the Bank or Company during the remaining term of the Assurance Period. The Retention Agreements also provide for the cashout of stock options, appreciation rights or restricted stock as if the Contract Employee was fully vested. Each Contract Employee's life, health and any disability coverage would also be continued during the Assurance Period. The total amount of termination benefits payable to each Contract Employee under the Retention Agreements is limited to three times the Contract Employee's average total compensation for the prior five calendar years. Payments to the Contract Employees under their respective Retention Agreements will be guaranteed by the Company to the extent that the required payments are not made by the Bank.


BENEFITS

     PENSION PLAN. The Bank maintains The Warwick Savings Bank Defined Benefit Pension Plan, a non-contributory, tax-qualified defined benefit pension plan ("Pension Plan") for eligible employees. All employees, except (i) those paid on an hourly basis or contract basis, (ii) leased employees or (iii) employees regularly employed by outside employers for maintenance of properties, are eligible to participate in the Pension Plan upon the later of (i) the end of the 12-month period in which he or she completes 1,000 hours of service or (ii) the date he or she attains age 21. The Pension Plan provides an annual benefit for each participant, including the executive officers named in the Summary Compensation Table above, equal to 2% of the participant's average annual compensation, multiplied by the participant's years of credited service, up to a maximum of 30 years.

     Average annual compensation is the average of a participant's compensation over the three years of employment out of the participant's last 10-year period of employment during which the participant's compensation is the highest. A participant is fully vested in his or her pension benefit after five years of service. The Pension Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Pension Plan trustee.

     BENEFIT RESTORATION PLAN. In connection with the Conversion, the Bank adopted the Benefit Restoration Plan of The Warwick Savings Bank ("BRP") to provide eligible employees with the benefits that would be due to such employees under the Pension Plan, the 401(k) Plan and the ESOP if such benefits were not limited under the Code. The BRP is also intended to make up allocations lost by participants of the ESOP who retire prior to the complete repayment of the ESOP loan. BRP benefits to be provided with respect to the Pension Plan are reflected in the pension table.

     PENSION PLAN TABLE. The following table sets forth the estimated annual benefits payable under the Pension Plan upon a participant's normal retirement at age 65, expressed in the form of a single life annuity, and any related amounts payable under the BRP, for the average annual compensation and years of credited service specified.


                              PENSION PLAN TABLE(1)
                                      YEARS OF CREDITED SERVICE AT RETIREMENT
        AVERAGE ANNUAL                  ---------------------------------------
         COMPENSATION                15              20               25          30           35(2)
         ------------           -------------    --------         --------     --------      --------
          $ 125,000               $ 37,500        $ 50,000         $ 62,500     $ 75,000      $  75,000
            150,000                 45,000          60,000           75,000       90,000         90,000
            175,000(3)              52,500          70,000           87,500      105,000        105,000
            200,000(3)              60,000          80,000          100,000      120,000        120,000
            225,000(3)              67,500          90,000          112,500      135,000(4)     135,000(4)
            250,000(3)              75,000         100,000          125,000      150,000(4)     150,000(4)

                                                  (FOOTNOTES ON NEXT PAGE)

----------------------------
(1) The annual benefits shown in the table above assume the participant would receive his or her retirement benefits under the Pension Plan and the BRP in the form of a straight life annuity at normal retirement age.

(2)  Normal retirement benefits are limited to 60% of average annual earnings.

(3) For the Pension Plan year ending September 30, 1997, the annual compensation for calculating benefits may not exceed $150,000 (as adjusted for subsequent years pursuant to Code provisions). The limitation is $160,000 for the plan year beginning October 1, 1997, and will be adjusted to reflect cost of living increases after 1997 in accordance with Section 401(a)(17) of the Code. The table reflects amounts payable in conjunction with the BRP.

(4) These are hypothetical benefits based upon the Pension Plan's normal retirement benefit formula. The maximum annual benefit permitted under
     Section 415 of the Code in 1997 is $125,000 or, if higher, a member's current accrued benefit as of December 31, 1982 (but not more than $136,425). The $125,000 ceiling will be adjusted to reflect cost of living increases after 1997 in accordance with Section 415 of the Code. The BRP will provide the difference between the amounts appearing in this table and the maximum amount allowed by the Code.


         The following table sets forth the years of credited service and the average annual compensation (as defined above), determined as of May 31, 1997, for each of the individuals named in the Summary Compensation Table.

                            YEARS OF CREDITED SERVICE
                            -------------------------         AVERAGE ANNUAL
                             YEARS             MONTHS          COMPENSATION
                             -----             ------          ------------
Mr. Dempsey..............     24                  3                $178,349
Mr. Gentile..............      7                  0                $112,168


     401(K) PLAN. The Bank maintains The Warwick Savings Bank 401(k) Savings Plan ("401(k) Plan"), a tax-qualified profit-sharing plan under Sections 401(a) and 401(k) of the Code. Employees who satisfy prescribed eligibility requirements may make pre-tax salary deferrals under section 401(k) of the Code. Salary deferrals are made by election, subject to the limits prescribed by the 401(k) Plan and a limit imposed under the Code (which is $10,000 for 1998). The Bank makes matching contributions equal to a percentage of salary contributions determined annually by the Bank, up to 3% of salary. Employees are fully vested in their salary deferrals and become incrementally vested in the Bank's contribution after one year and fully vested in the Bank's contributions after seven years.

     The Bank amended the 401(k) Plan in connection with the Conversion to provide that the Bank's matching contributions will be invested in an investment fund consisting primarily of Common Stock of the Company. In addition, participating employees may elect to invest all or a portion of their remaining account balances in such investment fund or the other investment funds provided under the 401(k) Plan. Common Stock held by the 401(k) Plan may be newly issued or treasury shares acquired from the Company or outstanding shares purchased in the open market or in privately negotiated transactions. All Common Stock held by the 401(k) Plan is held by an independent trustee and allocated to the accounts of individual participants. Participants will control the exercise of voting and tender rights relating to the Common Stock held in their accounts.

     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company established, and the Bank adopted, for the benefit of eligible employees, an ESOP and related trust, which became effective upon completion of the Conversion. Substantially all employees of the Bank or the Company who have completed 1,000 hours of service during a consecutive 12-month period will be eligible to become participants in the ESOP.

     Generally, shares held in the ESOP trust are allocated among the accounts of participants who are employees of the Bank or the Company on the last day of the plan year on the basis of the participants' total taxable compensation for the year of allocation. Benefits generally become vested at the rate of 20% per year beginning on a participant's third year of service, with 100% vesting after seven years of service (including past service). Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65 or older, disability or separation from service.

     The ESOP is administered by a committee of the Company's Board of Directors ("ESOP Committee") and by the Bank as the Plan Administrator. Marine Midland Bank has been appointed as the trustee for the ESOP. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     STOCK OPTION PLAN. The Board of Directors of the Company has adopted the Option Plan pursuant to which eligible directors, officers and employees of the Company and the Bank will be granted options to purchase stock of the Company. The Option Plan is subject to the approval of the shareholders of the Company at the Special Meeting. See "Proposal 1 -- Stock Option Plan."

     RECOGNITION AND RETENTION PLAN. The Board of Directors of the Company has adopted the RRP pursuant to which eligible directors, officers and employees of the Company and the Bank will be awarded restricted stock of the Company. The RRP is subject to the approval of the shareholders of the Company at the Special Meeting. See "Proposal 2 -- Recognition and Retention Plan."


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended May 31, 1997, the Compensation Committee consisted of Messrs. Lawrence, Nielsen and Kennedy and Ms. Gorish. There are no interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.


                                   PROPOSAL 1

                                STOCK OPTION PLAN

GENERAL PLAN INFORMATION

     The Company has adopted the Option Plan, subject to approval by shareholders of the Company. The Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers, employees and outside directors of the Company, the Bank or any affiliate approved by the Board of Directors. The Option Plan is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the Option Plan are summarized below. The full text of the Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

VOTE REQUIRED

     Pursuant to the regulations of the New York Banking Board ("NYBB") and the Federal Deposit Insurance Corporation ("FDIC") applicable to management stock benefit plans established by a savings bank or its holding company sooner than one year after the savings bank's mutual to stock conversion, the affirmative vote of a majority of the total votes eligible to be cast at the Special Meeting is required for approval of the Option Plan. If approved by shareholders pursuant to such regulations, the Option Plan will take effect and Options may be granted thereunder on and after the date of the Special Meeting. Under the Company's By-Laws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for approval of the Option Plan by shareholders. In the event that less than a majority of the total votes eligible to be cast at the Special Meeting, but at least a majority of the votes present and entitled to vote at the Special Meeting, vote in favor of approval, the Option Plan may be considered approved, but it will not be established or implemented and no Options will be granted prior to December 23, 1998, which is the first anniversary of the Conversion. The effective date of the Option Plan shall be referred to as the "Option Plan Effective Date."

     Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 1. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 1 for purposes of the NYBB and FDIC approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote, for any other purposes with respect to Proposal 1.


PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.


DESCRIPTION OF THE OPTION PLAN

     ADMINISTRATION. The Board of Directors and the members of the Compensation Committee who are Disinterested Directors ("Option Committee") will administer the Option Plan. They will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Initially, the Options granted under the Option Plan to outside directors who are directors on the Option Plan Effective Date were determined by the Board of Directors, and the Option Committee has no discretion over the material terms of such grants. After the Option Plan Effective Date, Options may be granted to existing outside directors and to new outside directors as determined by the Board of Directors or the Option Committee, subject to the terms of the Option Plan and Rule 16b-3 promulgated under the Exchange Act. Subject to certain specific limitations and restrictions set forth in the Option Plan and such limitations as may be imposed from time to time by the Board of Directors, the Option Committee has authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of administering the Option Plan will be borne by the Company.

     STOCK SUBJECT TO THE OPTION PLAN. The Company has reserved 660,654 shares of Common Stock ("Option Shares") for issuance upon exercise of Options. Such Option Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Option Shares subject to grants under the Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full shall again be available for purposes of the Option Plan. As of the Record Date, the aggregate fair market value of the Option Shares reserved for issuance was $11,148,536, based on the closing sales price per share of Common Stock of $16.875, as reported on The Nasdaq Stock Market on that date.

     ELIGIBILITY. Any employee of the Company, the Bank or any affiliate approved by the Company's Board of Directors who is selected by the Option Committee is eligible to participate in the Option Plan as an "Eligible Employee." As of the Record Date, there were 26 Eligible Employees. Any member of the Board of Directors of the Company or of the Bank or any affiliate approved by the Company's Board of Directors who is not an employee or officer of the Company or the Bank or any affiliate is eligible to participate as an "Eligible Director." As of the Record Date, there were 8 Eligible Directors. A person who becomes a member of the Board of Directors of the Company or of the Bank or any affiliate approved by the Company's Board of Directors after the Option Plan Effective Date and who is not also an employee or an officer of the Company or the Bank or any affiliate will be eligible to participate as a "New Eligible Director."

     TERMS AND CONDITIONS OF OPTIONS GRANTED TO OFFICERS AND EMPLOYEES. The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. Unless otherwise designated by the Option Committee, Options granted under the Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of employment due to death, disability or retirement, or immediately upon termination for cause). In no event may an Option be granted with anexercise price per share that is less than the fair market value of a share of Common Stock when the Option is granted. Vesting will be subject to the regulatory restrictions described below. An option holder's right to exercise Options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

     Upon the exercise of an Option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations and on death of the option holder.

     TERMS AND CONDITIONS OF OPTIONS GRANTED TO OUTSIDE DIRECTORS. Effective on the Option Plan Effective Date, each person who is an Eligible Director on such date will be granted a NQSO to purchase 19,819 Option Shares. Such Options will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and an exercise period commencing on the date of grant and expiring on the earliest of (i) the close of business on the last day of the three-month period commencing on the date he or she ceases to be an Eligible Director or New Eligible Director, other than on account of such person's death, disability or removal for cause (in accordance with the by-laws of the Bank or the Company or other affiliate, as applicable) and such person does not continue to serve as an active advisory or emeritus director, or in a similar capacity,
(ii) the close of business on the last day of the one-year period commencing on the date he or she ceases to be an Eligible Director or New Eligible Director due to death or disability, (iii) the date and time such person ceases to be an Eligible Director or New Eligible Director due to removal for cause (in accordance with the by-laws of the Bank or the Company or other affiliate, as applicable) or (iv) the last day of the ten-year period commencing on the date the Option was granted. On the first anniversary of the date the Option Plan is approved by shareholders and on each anniversary thereof until all Option Shares subject to the grant are exercisable, an Option granted to an Eligible Director will become exercisable as to 20% of the Option Shares as to which his or her outstanding Option has been granted. All Option Shares not previously purchased or available for purchase will become available for purchase on the date of the option holder's death or disability, as defined in the Option Plan. A maximum aggregate of 198,196 shares may be issued to Eligible Directors upon exercise of Options.

     Options granted to directors under the Option Plan will be NQSOs. Upon the exercise of an Option, the exercise price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option.

     MERGERS AND REORGANIZATIONS; ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS. The number of shares available under the Option Plan and the outstanding Options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding exercisable Options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by the Company's Board of Directors to be the equivalent value of the canceled Options. The Option Plan provides that the Company may, in the discretion of the Committee, either make a cash payment to option holders or adjust the exercise price, or a combination of both, to equitably reflect any extraordinary non-stock dividend that may be paid which results in a non-taxable return of capital; PROVIDED, HOWEVER, that no such action will be taken without the approval of the Superintendent of Banks of the State of New York until the shareholders of the Company have voted to approve such provisions of the Option Plan by a majority of the votes cast in a vote taken after December 23, 1998. No representation is made that any such dividend will be declared or paid.


REGULATORY RESTRICTIONS

     The Option Plan is subject to certain restrictions imposed by the NYBB and the FDIC with respect to stock option plans or other management or employee stock benefit plans that are established or implemented by a savings bank or its holding company within one year after the savings bank's mutual to stock conversion. The restrictions apply to the Option Plan because the Conversion occurred within one year prior to the date of this Special Meeting.

     To satisfy the NYBB and FDIC requirements, the Option Plan provides that
(i) no Options may be granted prior to the date on which the holders of a majority of the Company's outstanding shares approve the Option Plan; (ii) no individual officer or employee may be granted Options to purchase more than 165,163 Option Shares; and (iii) any Options granted will become exercisable at a rate no more rapid than 20% per year beginning on the first anniversary of the date the Option Plan is approved by shareholders, with accelerated vesting only in cases of death or disability; PROVIDED, HOWEVER, that the Committee may establish a different vesting schedule if not inconsistent with the NYBB or FDIC regulations.

     Management of the Company has been advised by its legal counsel that the Option Plan complies with all applicable NYBB and FDIC regulations. Neither the NYBB nor the FDIC has endorsed or approved the Option Plan. No written or oral representation to the contrary shall be made. The Option Plan provides that it will be interpreted to comply with NYBB and FDIC regulations and is subject to amendment, without the solicitation of further shareholder approval, to effect such compliance.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

     Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan Effective Date by giving written notice of such suspension or termination to the Option Committee. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

     The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company to the extent required to comply with Section 162(m) of the Code.


FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

     There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he or she will realize a capital gain or loss on the sale or disposition. If the option holder exercises his or her ISO and sells or disposes of his or her shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

     With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.
Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation subject to this limitation.

     The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE STOCK OPTION PLAN OF WARWICK COMMUNITY BANCORP, INC.




                                   PROPOSAL 2

                         RECOGNITION AND RETENTION PLAN

GENERAL PLAN INFORMATION

     The Company has adopted the RRP, subject to approval by shareholders of the Company. The RRP provides for restricted stock awards ("Awards") to certain officers, employees, outside directors and directors emeritus of the Company, the Bank or any affiliate approved by the Company's Board of Directors. The RRP is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the RRP are summarized below. The full text of the RRP is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.


VOTE REQUIRED

     Pursuant to regulations of the NYBB and FDIC applicable to management stock benefit plans established by a savings bank or its holding company sooner than one year after the savings bank's mutual to stock conversion, the affirmative vote of a majority of the total votes eligible to be cast at the Special Meeting is required for approval of the RRP. If approved by shareholders, the RRP will take effect, and Awards granted thereunder may be effective, on and after the date of the Special Meeting. Under the Company's By-Laws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for approval of the RRP by shareholders. In the event that less than a majority of the total votes eligible to be cast at the Special Meeting, but at least a majority of the votes present and entitled to vote at the Special Meeting, vote in favor of approval, the RRP may be considered approved, but it will not be established or implemented, and no Awards will be granted, prior to December 23, 1998, which is the first anniversary of the Conversion. The effective date of the RRP shall be referred to as the "RRP Effective Date."

     Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 2 for purposes of the NYBB and FDIC approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote, for any other purposes with respect to Proposal 2.

PURPOSE OF THE RRP

     The purpose of the RRP is to promote the growth and profitability of the Company, to provide certain key officers, employees, directors and directors emeritus of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.


DESCRIPTION OF THE RRP

     ADMINISTRATION. The Board of Directors and the members of the Compensation Committee who are Disinterested Directors ("RRP Committee") will administer the RRP. They will determine, within the limitations of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award, the terms of such Awards (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Awards shall be exercised. Initially, the Awards granted under the RRP to outside directors and directors emeritus were determined by the Board of Directors, and the RRP Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the RRP and such limitations as may be imposed from time to time by the Board of Directors, the RRP Committee has authority to interpret the RRP, to prescribe, amend and rescind rules and regulations, if any, relating to the RRP and to make all determinations necessary or advisable for the administration of the RRP. The costs and expenses of administering the RRP will be borne by the Company and not charged to any grant of an Award nor to any participating director, officer or employee.

     STOCK SUBJECT TO THE RRP. The Company will establish a trust ("RRP Trust") and will contribute, or cause to be contributed, to the RRP Trust, from time to time, such amounts of money or property as shall be determined by the Board of Directors, in its discretion. No contributions by participants will be permitted. A trustee will invest the assets of the RRP Trust in Common Stock and in such investments, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the RRP Committee. In no event shall the assets of the RRP Trust be used to purchase more than 264,261 shares of Common Stock. As of May 12, 1998, the aggregate fair market value of such 264,261 shares of Common Stock was $4,459,404, based on the closing sales price per share of Common Stock of $16.875, as reported on The Nasdaq Stock Market on such Record Date. It is currently anticipated that the RRP Trust will purchase Common Stock on the open market, but may also purchase from the Company or in private transactions.

     ELIGIBILITY. Any employee of the Company, the Bank or any affiliate approved by the Company's Board of Directors who is selected by the RRP Committee is eligible to participate in the RRP as an "Eligible Employee." As of the Record Date, there were 8 Eligible Employees. Any member of the Board of Directors of the Company or of the Bank or any affiliate approved by the Company's Board of Directors who is not an employee or officer of the Company, the Bank or such affiliate is eligible to participate as an "Eligible Director." As of the Record Date, there were 8 Eligible Directors. Any former member of the Board of Directors of the Company who is considered an active emeritus director of the Company on the RRP Effective Date and who is continuing to serve the Company in an advisory capacity to its Board of Directors is eligible to participate in the RRP as an "Eligible Director Emeritus." As of the Record Date, there were 3 Eligible Directors Emeritus.

     AWARDS TO OUTSIDE DIRECTORS AND EMERITUS DIRECTORS. On the RRP Effective Date, each Eligible Director will receive an Award of 8,919 shares, and each Eligible Director Emeritus will be receive an Award of 2,642 shares. A maximum aggregate of 79,278 shares may be awarded to Eligible Directors and Eligible Directors Emeritus.

     AWARDS TO OFFICERS AND EMPLOYEES. After the RRP Effective Date, the RRP Committee may, in its discretion, grant Awards of restricted stock to Eligible Employees, up to a maximum of 66,065 shares for any one individual. The Board of Directors or the RRP Committee will determine at the time of the grant the number of shares of Common Stock subject to an Award and the vesting schedule applicable to the Award and may, in its discretion, establish other terms and conditions applicable to the Award.

     TERMS AND CONDITIONS OF AWARDS. Stock subject to Awards is held in trust pursuant to the RRP until vested. An individual to whom an Award is granted is entitled to exercise voting rights and receive dividends with respect to stock subject to Awards granted to him or her whether or not vested, which will be distributed at the same time as the related shares. The RRP Committee will exercise voting rights with respect to shares in the RRP Trust that have not been allocated to reflect the voting directions with respect to allocated shares under the RRP. Each individual to whom an Award is granted is entitled to direct the manner of response to any tender offer, exchange offer or other offer made to shareholders with respect to stock subject to Awards granted to such person, whether or not vested. If no direction is given, the shares will not be tendered or exchanged or the voting rights will not be exercised. For shares that are not allocated in connection with an Award, the RRP Committee will direct the trustee to respond to reflect the voting directions given with respect to shares allocated in connection with Awards.

     The shares covered by an Award will become vested in accordance with the terms of the Award and, as soon as practicable following such vesting, the trustee will transfer the shares to the recipient. The shares granted to an Eligible Director or an Eligible Director Emeritus will vest at a rate equal to 20% on each of the first five anniversary dates of the RRP Effective Date provided that the Eligible Director has remained a director or an active advisory or emeritus director, or, in the case of an Eligible Director Emeritus, has remained an active emeritus director, as determined by the Board, during the period commencing with shareholder approval of the RRP and ending on the applicable anniversary of the date of shareholder approval; however, any shares covered by the Award will become 100% vested as of the date of the recipient's death or disability. The shares granted to an Eligible Employee will vest according to a schedule established by the RRP Committee, but in no event at a rate more rapid than 20% per year beginning on the first anniversary of the RRP Effective Date, with accelerated vesting in the case of death or disability. It is contemplated that such a schedule will provide that if an individual covered by an Award terminates employment for reasons other than death or disability, the individual forfeits all rights to his or her unvested shares remaining in the RRP Trust. For this purpose, employment will be deemed to continue for so long as the Eligible Employee is serving as an employee, outside director, advisory director, emeritus director or consultant to the Company or the Bank or is subject to and observing the terms of a written agreement restricting his or her ability to compete or imposing other restrictive covenants. Individuals may designate a beneficiary to receive distributions on account of death.

     MERGERS AND REORGANIZATIONS. The number of shares available under the RRP and the Awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, thetrustee will hold in the trust fund any money, stock, securities or other property received in connection with such merger, consolidation or other business reorganization, and the trustee will adjust Awards by allocating such money, stock, securities or other property to the Eligible Director, Eligible Director Emeritus or Eligible Employee.


REGULATORY RESTRICTIONS

     The RRP is subject to certain restrictions imposed by the NYBB and the FDIC with respect to management or employee stock benefit plans that are established or implemented by a savings bank or its holding company within one year after the savings bank's mutual to stock conversion. The restrictions apply to the RRP because the Conversion occurred within one year prior to the date of the Special Meeting.

     To satisfy the NYBB and FDIC requirements, the RRP provides that (i) no Awards may be granted prior to the date on which a majority of the Company's outstanding shares approve the RRP, (ii) no Eligible Employee shall receive Awards for more than 66,065 shares of Common Stock and (iii) any Awards will become vested at a rate no more rapid than 20% per year beginning on first anniversary of the date of shareholder approval, with accelerated vesting in cases of death or disability.

     Management of the Company has been advised by its legal counsel that the RRP complies with all applicable NYBB and FDIC regulations. Neither the NYBB nor the FDIC has endorsed or approved the RRP. No written or oral representation to the contrary shall be made. The RRP provides that it will be interpreted to comply with applicable NYBB and FDIC regulations and is subject to amendment, without the solicitation of further shareholder approval, to effect such compliance.


TERMINATION OR AMENDMENT OF THE RRP

     The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the RRP Committee, but the RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the RRP, the trustee shall make distributions from the RRP Trust in such amounts and to such persons as the RRP Committee may direct and shall return the remaining assets of the RRP Trust, if any, to the Company.


FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The RRP does not, and is not intended to, constitute a qualified plan under Section 401(a) of the Code.

     Awards of Common Stock under the RRP do not result in federal income tax consequences to either the Company or the award recipient. Upon the vesting of an Award and the distribution of the vested shares, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the award recipient, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the Award and vesting of shares will be subject to this deduction limitation if such amount, when added to other includible compensation, exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an award recipient's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other shareholders.

     The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE RECOGNITION AND RETENTION PLAN OF WARWICK COMMUNITY BANCORP, INC.



                                NEW PLAN BENEFITS
                   WARWICK COMMUNITY BANCORP, INC. STOCK PLANS
                   -------------------------------------------

           The following table discloses the benefits that will be received by the executive officers, directors and others under the Option Plan and RRP if such plans are approved by the shareholders at the Special Meeting.


====================================================================================================================
                                                               Option Plan(1)                    RRP(2)
                                                        ============================================================
                     Name/Position                            #           $ Value           #          $ Value(3)
====================================================================================================================
Timothy A. Dempsey, President and                          100,000          --            52,854           $891,911
  Chief Executive Officer
====================================================================================================================
Ronald J. Gentile, Executive Vice President and Chief       65,000          --            36,998            624,341
Operating Officer
====================================================================================================================
All Executive Officers as a Group (7 persons)              340,000          --           169,127          2,854,018
====================================================================================================================
All Outside Directors as a Group (8 persons)               158,552          --            71,352          1,204,065
====================================================================================================================
All Directors Emeritus as a Group (3 persons)                N/A            N/A           7,926             133,751
====================================================================================================================
All Non-Executive Employees as a Group                      66,000          --            15,855            267,553
(19 persons)
====================================================================================================================


(1) The Options set forth in the above table for executive officers and employees were granted by the Board of Directors of the Company on April 7, 1998, subject to shareholder approval of the Option Plan. These grants will become effective on the Option Plan Effective Date. Pursuant to the terms of the Option Plan, on the Option Plan Effective Date each Eligible Director will receive an Option to purchase 19,819 Option Shares. Except as otherwise provided in the Option Plan, or, in the case of Eligible Employees, in related agreements, such Options shall be in effect for a period of 10 years from the date of grant and shall vest in equal installments, at the rate of 20% per year, commencing effective as the first anniversary of the Option Plan Effective Date and continuing on each consecutive anniversary date occurring thereafter. The exercise price of such Options is equal to the fair market value of a share of Common Stock on the Option Plan Effective Date.

(2) The Awards set forth in the above table for executive officers and employees were granted by the Board of Directors of the Company on April 7, 1998, subject to shareholder approval of the RRP. These Awards will become effective on the RRP Effective Date. Pursuant to the terms of the RRP, on the RRP Effective Date each Eligible Director will receive an Award of 8,919 shares of Common Stock and each Eligible Director Emeritus will receive an Award of 2,642 shares of Common Stock. Except as otherwise provided in the RRP, or, in the case of Eligible Employees, in related agreements, such Awards shall vest in equalinstallments, at the rate of 20% per year, commencing effective as the first anniversary of the RRP Effective Date and continuing on each consecutive anniversary date occurring thereafter.

(3) The dollar value is based on a price per share of $16.875, the closing sales price per share of Common Stock as reported on The Nasdaq Stock Market on the Record Date. The actual value of the benefits under the RRP will depend on the fair market value of a share of Common Stock on the RRP Effective Date, which is indeterminable at this time.

                                   PROPOSAL 3

    AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE
     VOTE OF PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE
      SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND
           ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT
               LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING

GENERAL

         The By-Laws of the Company require that no business be transacted and no corporate action be taken at the Special Meeting other than that stated in the Notice of Special Meeting. The Board of Directors is not aware of any other business that may properly come before the Special Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Special Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Special Meeting once called to order, to direct the manner in which those shares represented at the Special Meeting by proxies solicited pursuant to this Proxy Statement shall be voted with respect to such matters. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.


VOTE REQUIRED

         The authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such other matters incident to the conduct of the Special Meeting as may properly come before the Special Meeting requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present, in person or by proxy, and entitled to vote at the Special Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 3. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 3.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING.




                             ADDITIONAL INFORMATION

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The By-Laws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Corporate Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, 60 days in advance of the anniversary of the previous year's annual meeting if the current year's meeting is to be held within 30 days prior to, on the anniversary date of, or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), or with respect to a special meeting of shareholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to the Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Corporate Secretary shall set forth such information as required by the By-Laws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "-- Date For Submission of Shareholder Proposals."


DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Pursuant to the proxy soliciting regulations of the SEC, any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1998 Annual Meeting of Shareholders must be received by the Company a reasonable time before the Company makes its proxy solicitation in connection with such meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC under the Exchange Act.


                                        By Order of the Board of Directors,


                                        [Facsimile signature]


                                        Nancy Sobotor-Littell
                                        Corporate Secretary

Warwick, New York
May 21, 1998



TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A
                                                                      ----------


                                STOCK OPTION PLAN

                                       OF

                         WARWICK COMMUNITY BANCORP, INC.







                         ------------------------------












                              ADOPTED APRIL 7, 1998
              EFFECTIVE AS OF [DATE OF SHAREHOLDER APPROVAL], 1998

                                TABLE OF CONTENTS
                                -----------------
                                                                       Page
                                                                       ----

                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------

SECTION 1.1       GENERAL PURPOSE OF THE PLAN............................A-1

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

SECTION 2.1       BANK...................................................A-1
SECTION 2.2       BOARD..................................................A-1
SECTION 2.3       CHANGE IN CONTROL......................................A-1
SECTION 2.4       CODE...................................................A-2
SECTION 2.5       COMMITTEE..............................................A-2
SECTION 2.6       COMPANY................................................A-2
SECTION 2.7       DISABILITY.............................................A-2
SECTION 2.8       DISINTERESTED BOARD MEMBER.............................A-2
SECTION 2.9       EFFECTIVE DATE.........................................A-3
SECTION 2.10      ELIGIBLE DIRECTOR......................................A-3
SECTION 2.11      ELIGIBLE EMPLOYEE......................................A-3
SECTION 2.12      EMPLOYER...............................................A-3
SECTION 2.13      EXCHANGE ACT...........................................A-3
SECTION 2.14      EXERCISE PRICE.........................................A-3
SECTION 2.15      FAIR MARKET VALUE......................................A-3
SECTION 2.16      FAMILY MEMBER..........................................A-3
SECTION 2.17      FDIC REGULATIONS.......................................A-3
SECTION 2.18      INCENTIVE STOCK OPTION.................................A-3
SECTION 2.19      NEW ELIGIBLE DIRECTOR..................................A-3
SECTION 2.20      NON-PROFIT ORGANIZATION................................A-3
SECTION 2.21      NON-QUALIFIED STOCK OPTION.............................A-4
SECTION 2.22      NYBB REGULATIONS.......................................A-4
SECTION 2.23      OPTION.................................................A-4
SECTION 2.24      OPTION PERIOD..........................................A-4
SECTION 2.25      PERSON.................................................A-4
SECTION 2.26      PLAN...................................................A-4
SECTION 2.27      RETIREMENT.............................................A-4
SECTION 2.28      SHARE..................................................A-4
SECTION 2.29      TERMINATION FOR CAUSE..................................A-4

                                  ARTICLE III
                                  -----------

                                AVAILABLE SHARES
                                ----------------

SECTION 3.1       AVAILABLE SHARES.......................................A-4

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

SECTION 4.1       COMMITTEE..............................................A-5
SECTION 4.2       COMMITTEE ACTION.......................................A-5
SECTION 4.3       COMMITTEE RESPONSIBILITIES.............................A-5



                                      (i)

                                                                       Page
                                                                       ----

                                    ARTICLE V
                                    ---------

                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS
                      ------------------------------------

SECTION 5.1       IN GENERAL.............................................A-6
SECTION 5.2       EXERCISE PRICE.........................................A-6
SECTION 5.3       OPTION PERIOD..........................................A-6

                                   ARTICLE VI
                                   ----------

                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES
                      ------------------------------------

SECTION 6.1       SIZE OF OPTION.........................................A-7
SECTION 6.2       GRANT OF OPTIONS.......................................A-7
SECTION 6.3       EXERCISE PRICE.........................................A-8
SECTION 6.4       OPTION PERIOD..........................................A-8
SECTION 6.5       REQUIRED REGULATORY PROVISIONS.........................A-9
SECTION 6.6       ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.....A-10

                                   ARTICLE VII
                                   -----------

                              OPTIONS -- IN GENERAL
                              ---------------------

SECTION 7.1       METHOD OF EXERCISE.....................................A-11
SECTION 7.2       LIMITATIONS ON OPTIONS.................................A-12

                                  ARTICLE VIII
                                  -------------

                           AMENDMENT AND TERMINATION
                           -------------------------

SECTION 8.1       TERMINATION............................................A-12
SECTION 8.2       AMENDMENT..............................................A-12
SECTION 8.3       ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION..A-13

                                   ARTICLE IX
                                   -----------

                                 MISCELLANEOUS
                                 -------------

SECTION 9.1       STATUS AS AN EMPLOYEE BENEFIT PLAN.....................A-14
SECTION 9.2       NO RIGHT TO CONTINUED EMPLOYMENT.......................A-14
SECTION 9.3       CONSTRUCTION OF LANGUAGE...............................A-14
SECTION 9.4       GOVERNING LAW..........................................A-14
SECTION 9.5       HEADINGS...............................................A-14
SECTION 9.6       NON-ALIENATION OF BENEFITS.............................A-14
SECTION 9.7       TAXES..................................................A-14
SECTION 9.8       APPROVAL OF SHAREHOLDERS...............................A-15
SECTION 9.9       NOTICES................................................A-15

                                      (ii)

                                STOCK OPTION PLAN
                                -----------------

                                       OF
                                       --

                         WARWICK COMMUNITY BANCORP, INC.
                         -------------------------------




                                    ARTICLE I
                                    ----------

                                     PURPOSE
                                     -------

                  1.1 SECTION GENERAL PURPOSE OF THE PLAN. The purpose of the Plan is to promote the growth and profitability of Warwick Community Bancorp, Inc., to provide eligible directors, certain key officers and employees of Warwick Community Bancorp, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Warwick Community Bancorp, Inc.

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 BANK means The Warwick Savings Bank, a New York chartered stock savings bank and any successor thereto.

                  SECTION 2.2 BOARD means the Board of Directors of the Company.

                  SECTION 2.3 CHANGE IN CONTROL means any of the following events:

                  (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

                  (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's shareholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                  (c)      the shareholders of the Company approve either:

                           (i) a merger or consolidation of the Company with any
                  other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (A) either (I) the members of the Board of
                           the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                                    (B) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

                  (d) any event that would be described in section 2.3(a), (b) or (c) if "the Bank" were substituted for "the Company" therein and "Board of Directors of the Bank" were substituted for "Board" therein.

                  SECTION 2.4 CODE means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

                  SECTION 2.5  COMMITTEE means the Committee described in
section 4.1.

                  SECTION 2.6 COMPANY means Warwick Community Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

                  SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a direct or indirect subsidiary of the Company, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a direct or indirect subsidiary of the Company, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.9 EFFECTIVE DATE means [date of shareholder approval], 1998.

                  SECTION 2.10 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee or an officer of the Employer.

                  SECTION 2.11 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive a grant of an Option pursuant to the Plan.

                  SECTION 2.12 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  SECTION 2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

                  SECTION 2.14 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with sections 5.2 and 6.3.

                  SECTION 2.15 FAIR MARKET VALUE means, with respect to a Share on a specified date:

                  (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the Nasdaq Stock Market, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                  SECTION 2.16 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

                  SECTION 2.17 FDIC REGULATIOINS means the regulations issued by the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

                  SECTION 2.18 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

                  SECTION 2.19 NEW ELIGIBLE DIRECTOR means a person who becomes a member of the board of directors of the Employer after the Effective Date and who is not also an employee or an officer of the Employer.

                  SECTION 2.20 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6),
(7), (8) or (10) of the Code.

                  SECTION 2.21 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.1. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option or (b) it does not satisfy the requirements of section 422 of the Code.

                  SECTION 2.22 NYBB REGULATIONS means the regulations issued by the New York Banking Board and applicable to the Plan, the Bank or the Company.

                  SECTION 2.23 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

                  SECTION 2.24 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.3 and 6.4.

                  SECTION 2.25 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.26 PLAN means the Stock Option Plan of Warwick Community Bancorp, Inc., as amended from time to time. The Plan may be referred to as the "Stock Option Plan of Warwick Community Bancorp, Inc."

                  SECTION 2.27 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank.

                  SECTION 2.28 SHARE means a share of common stock, par value $.01 per share, of Warwick Community Bancorp, Inc.

                  SECTION 2.29 TERMINATION FOR CAUSE means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or NOLO CONTENDERE to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within 60 days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.


                                   ARTICLE III
                                   -----------

                                AVAILABLE SHARES
                                ----------------

                  SECTION 3.1   AVAILABLE SHARES

                  Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                  (a)      660,654 Shares; over

                  (b)      the sum of:

                           (i) the number of Shares with respect to which
                  previously granted Options may then or may in the future be exercised; plus

                           (ii) the number of Shares with respect to which
                  previously granted Options have been exercised.

Options to purchase a maximum aggregate number of 198,196 Shares may be granted to Eligible Directors. For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; PROVIDED, HOWEVER, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of the amount specified under this section 3.1, computed as if any Option which is canceled reduced the maximum number of Shares.


                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

                  SECTION 4.1   COMMITTEE

                  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  SECTION 4.2   COMMITTEE ACTION

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  SECTION 4.3   COMMITTEE RESPONSIBILITIES

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                                    ---------

                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS
                      ------------------------------------

                  SECTION 5.1   IN GENERAL

                  (a) Each Person who is an Eligible Director on the Effective Date shall be granted an Option to purchase 19,819 Shares. After the Effective Date, each New Eligible Director and each Eligible Director may be granted an Option to purchase such number of Shares as shall be determined by the Board or the Committee, in its discretion, subject to Rule 16b-3 promulgated under the Exchange Act; PROVIDED, HOWEVER, that the maximum aggregate number of Options granted to Eligible Directors and New Eligible Directors shall not exceed 198,196 Shares.

                  (b) Any Option granted under this section 5.1 shall be evidenced by a written Option agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

                  SECTION 5.2   EXERCISE PRICE

                  The price per Share at which an Option granted to an Eligible Director or New Eligible Director under section 5.1 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

                  SECTION 5.3   OPTION PERIOD

                  (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director or New Eligible Director under section
5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earliest of:

                  (i) the close of business on the last day of the three-month period commencing on the date the Eligible Director or New Eligible Director ceases to be a member of the board of directors of the Employer, other than on account of death, Disability or removal for cause in accordance with the Employer's by-laws, and such person does not continue to serve as an active advisory or emeritus director of the Employer, or in a similar capacity, as determined by the board of directors of the Employer;

                  (ii) the close of business on the last day of the one-year period commencing on the date the Eligible Director or New Eligible Director ceases to be a member of the board of directors of the Employer due to death or Disability;

                  (iii) the date and time when the Eligible Director or New Eligible Director ceases to be a member of the board of directors of the Employer due to removal for cause in accordance with the Employer's by-laws; or

                  (iv) the last day of the ten-year period commencing on the date on which the Option was granted.

                  (b) During the Option Period, the maximum number Shares as to which an outstanding Option may be exercised shall be as follows:

                  (i) prior to the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

                  (ii) on and after the first anniversary, but prior to the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 20% of the Shares subject to the Option;

                  (iii) on and after the second anniversary, but prior to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 40% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such second anniversary;

                  (iv) on and after the third anniversary, but prior to the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 60% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such third anniversary;

                  (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 80% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

                  (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability.


                                   ARTICLE VI
                                   ----------

                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES
                      ------------------------------------

                  SECTION 6.1   SIZE OF OPTION.

                  Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Board or the Committee, in its discretion. Except as provided in section 6.5, the maximum number of Shares that may be optioned to any one individual under this Plan during its entire duration shall be the entire number of Shares available under section 3.1 of the Plan.

                  SECTION 6.2   GRANT OF OPTION.

                  (a) The grant of Options pursuant to this Plan as of the Effective Date will be made by the Board. Subject to the limitations of this Plan and such limitations as the Board may from time to time impose, future grants may be made by the Board or the Committee, in its discretion. An Option granted to an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

                  (b) Any Option granted under this section 6.2 shall be evidenced by a written Option agreement which shall:

                  (i) specify the number of Shares covered by the Option;

                  (ii) specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option;

                  (iii) specify the Option Period determined in accordance with section 6.4;

                  (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                  (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

                  SECTION 6.3   EXERCISE PRICE.

                  The Exercise Price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; PROVIDED, HOWEVER, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

                  SECTION 6.4   OPTION PERIOD.

                  (a) Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

                  (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                  (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment with the Employer due to death, Disability or Retirement;

                  (iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

                  (iv) the last day of the ten-year period commencing on the date on which the Option was granted.

                  (b) Upon termination of the Eligible Employee's employment with the Company, any Option granted pursuant to the Plan that is not yet exercisable shall be forfeited. For purposes of the Plan, employment shall be deemed to continue for so long as the Eligible Employee is serving as an officer, employee, outside director, advisory director, emeritus director or consultant to the Company or is subject to and is observing the terms of a written agreement restricting his or her ability to compete or imposing other restrictive covenants.

                  SECTION 6.5   REQUIRED REGULATORY PROVISIONS.

                  Notwithstanding anything contained herein to the contrary:

                  (a) no Option shall be granted to an Eligible Employee under the Plan prior to shareholder approval under section 9.8;

                  (b) no Eligible Employee may be granted Options to purchase more than 165,163 Shares.

                  (c) each Option granted to an Eligible Employee shall become exercisable as follows:

                           (i) prior to the first anniversary of the date on
                  which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

                           (ii) on and after the first anniversary, but prior to
                  the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 20% of the Shares subject to the Option when granted;

                           (iii) on and after the second anniversary, but prior
                  to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 40% of the Shares subject to the Option when granted, including in such 40% any optioned Shares purchased prior to such second anniversary;

                           (iv) on and after the third anniversary, but prior to
                  the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 60% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such third anniversary;

                           (v) on and after the fourth anniversary, but prior to
                  the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of 80% of the Shares subject to the Option when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

                           (vi) on and after the fifth anniversary of the date
                  on which the Plan is approved by shareholders pursuant to
                  section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

         PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and PROVIDED, FURTHER, that the Committee may establish a different vesting schedule for any Option if not inconsistent with the NYBB Regulations or the FDIC Regulations.

                  (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Employer, damages equal to the value of the expired Options less the Exercise Price of such Options.

                  (e) No Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Employer is terminated in a Termination for Cause.

                  SECTION 6.6   ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK
                                OPTIONS.

                  In addition to the limitations of section 7.2, an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

                  (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                  (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                           (i) three months after the termination of employment
                  with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                           (ii) one year after such individual's termination of
                  employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

         may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

                  (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted or (ii) the first anniversary of the date on which the Shares were acquired.

                                   ARTICLE VII
                                   ------------

                              OPTIONS -- IN GENERAL
                              ---------------------

                  SECTION 7.1   METHOD OF EXERCISE

                  (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; PROVIDED, HOWEVER, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

                  (ii) delivering to the Committee full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Option agreement.

                  (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;
(ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

                  SECTION 7.2   LIMITATIONS ON OPTIONS

                  (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-Profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-Profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Eligible Employee, solely by the Eligible Employee.

                  (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.


                                  VIII ARTICLE
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

                  SECTION 8.1   TERMINATION

                  The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

                  SECTION 8.2   AMENDMENT

                  The Board may amend or revise the Plan in whole or in part at any time; PROVIDED, HOWEVER, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of the Company.

                  SECTION 8.3 ADJUSTMENTS IN THE EVENTS OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation or other business reorganization (including but not limited to a Change in Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by a number equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; PROVIDED, HOWEVER, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any exercisable Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; PROVIDED, HOWEVER, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been canceled.

                  (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Committee, either:

                  (i) make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; PROVIDED, HOWEVER, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                  (ii) adjust the Exercise Price of each outstanding Option in such manner as the Committee may determine to be appropriate to equitably reflect the payment of the dividend; or

                  (iii) take the action described in section 8.3(c)(i) with respect to certain outstanding Options and the action described in section 8.3(c)(ii) with respect to the remaining outstanding Options;

PROVIDED, HOWEVER, that no such action shall be taken without the approval of the Superintendent of Banks of the State of New York ("Superintendent") until the shareholders of the Company have voted to approve the provisions of this section 8.3(c) by a majority of the votes cast in a vote taken after December 23, 1998.

                                   ARTICLE IX
                                   ----------

                                 MISCELLANEOUS
                                 -------------

                  SECTION 9.1   STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of ERISA. The Plan shall be construed and administered so as to effectuate this intent.

                  SECTION 9.2   NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

                  SECTION 9.3   CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  SECTION 9.4   GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable NYBB Regulations and FDIC Regulations.

                  SECTION 9.5   HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  SECTION 9.6   NON-ALIENTATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

                  SECTION 9.7   TAXES.

                  The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                  SECTION 9.8   APPROVAL OF SHAREHOLDERS.

                  The Plan shall not be effective or implemented prior to the one year anniversary of the conversion of the Bank to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company to be held no earlier than six months following such conversion, in which case the Plan shall be effective as of the date of such approval or such later date as is specified by the Board.

                  SECTION 9.9   NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a)      If to the Committee:

                           Warwick Community Bancorp, Inc.
                           c/o The Warwick Savings Bank
                           18 Oakland Avenue
                           Warwick, New York 10990-0591
                           Attention:  CORPORATE SECRETARY

                  (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                                                      APPENDIX B


                         RECOGNITION AND RETENTION PLAN

                                       OF

                         WARWICK COMMUNITY BANCORP, INC.








                         ------------------------------









                            ADOPTED ON APRIL 7, 1998
              EFFECTIVE AS OF [DATE OF SHAREHOLDER APPROVAL], 1998

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE

                                    ARTICLE I
                                    ---------

                                    PURPOSE
                                    -------

SECTION 1.1    GENERAL PURPOSE OF THE PLAN...................................B-1

                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

SECTION 2.1    AWARD.........................................................B-1
SECTION 2.2    AWARD DATE....................................................B-1
SECTION 2.3    BANK..........................................................B-1
SECTION 2.4    BENEFICIARY...................................................B-1
SECTION 2.5    BOARD.........................................................B-1
SECTION 2.6    CHANGE IN CONTROL.............................................B-1
SECTION 2.7    CODE..........................................................B-2
SECTION 2.8    COMMITTEE.....................................................B-2
SECTION 2.9    COMPANY.......................................................B-2
SECTION 2.10   DISABILITY....................................................B-3
SECTION 2.11   DISINTERESTED BOARD MEMBER....................................B-3
SECTION 2.12   EFFECTIVE DATE................................................B-3
SECTION 2.13   ELIGIBLE DIRECTOR.............................................B-3
SECTION 2.14   ELIGIBLE DIRECTOR EMERITUS....................................B-3
SECTION 2.15   ELIGIBLE EMPLOYEE.............................................B-3
SECTION 2.16   EMPLOYER......................................................B-3
SECTION 2.17   EXCHANGE ACT..................................................B-3
SECTION 2.18   FDIC REGULATIONS..............................................B-3
SECTION 2.19   NYBB REGULATIONS..............................................B-3
SECTION 2.20   PERSON........................................................B-3
SECTION 2.21   PLAN..........................................................B-3
SECTION 2.22   SHARE.........................................................B-3
SECTION 2.23   TRUST.........................................................B-4
SECTION 2.24   TRUST AGREEMENT...............................................B-4
SECTION 2.25   TRUST FUND....................................................B-4
SECTION 2.26   TRUSTEE.......................................................B-4

                                   ARTICLE III
                                   -----------

                           SHARES AVAILABLE UNDER PLAN
                           ---------------------------

SECTION 3.1    SHARES AVAILABLE UNDER PLAN...................................B-4

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

SECTION 4.1    COMMITTEE.....................................................B-4
SECTION 4.2    COMMITTEE ACTION..............................................B-4
SECTION 4.3    COMMITTEE RESPONSIBILITIES....................................B-5

                                      PAGE
                                    ARTICLE V
                                    ---------

                                 THE TRUST FUND
                                 --------------

SECTION 5.1    CONTRIBUTIONS.................................................B-5
SECTION 5.2    THE TRUST FUND................................................B-5
SECTION 5.3    INVESTMENTS...................................................B-5

                                   ARTICLE VI
                                   -----------

                                     AWARDS
                                     ------

SECTION 6.1    AWARDS TO ELIGIBLE DIRECTORS AND ELIGIBLE DIRECTORS EMERITUS..B-6
SECTION 6.2    AWARDS TO ELIGIBLE EMPLOYEES..................................B-6
SECTION 6.3    AWARDS IN GENERAL.............................................B-6
SECTION 6.4    SHARE ALLOCATIONS.............................................B-6
SECTION 6.5    DIVIDEND RIGHTS...............................................B-6
SECTION 6.6    VOTING RIGHTS.................................................B-7
SECTION 6.7    TENDER OFFERS.................................................B-7
SECTION 6.8    LIMITATIONS ON AWARDS.........................................B-8

                                   ARTICLE VII
                                   -----------

                       VESTING AND DISTRIBUTION OF SHARES
                       ----------------------------------

SECTION 7.1    VESTING FOR ELIGIBLE DIRECTORS AND ELIGIBLE DIRECTORS
               EMERITUS.....................................................B-9
SECTION 7.2    VESTING FOR ELIGIBLE EMPLOYEES...............................B-9
SECTION 7.3    DESIGNATION OF BENEFICIARY...................................B-9
SECTION 7.4    MANNER OF DISTRIBUTION.......................................B-9
SECTION 7.5    TAXES........................................................B-10

                                  ARTICLE VIII
                                  ------------

                           AMENDMENT AND TERMINATION
                           -------------------------

SECTION 8.1    TERMINATION..................................................B-10
SECTION 8.2    AMENDMENT....................................................B-10
SECTION 8.3    ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION........B-10

                                   ARTICLE IX
                                   ----------

                                 MISCELLANEOUS
                                 -------------

SECTION 9.1    STATUS AS AN EMPLOYEE BENEFIT PLAN...........................B-11
SECTION 9.2    NO RIGHT TO CONTINUED EMPLOYMENT.............................B-11
SECTION 9.3    CONSTRUCTION OF LANGUAGE.....................................B-11
SECTION 9.4    GOVERNING LAW................................................B-11
SECTION 9.5    HEADINGS.....................................................B-11
SECTION 9.6    NON-ALIENATION OF BENEFITS...................................B-11
SECTION 9.7    NOTICES......................................................B-12
SECTION 9.8    APPROVAL OF SHAREHOLDERS.....................................B-12

                         RECOGNITION AND RETENTION PLAN
                         ------------------------------

                                       OF
                                       --

                         WARWICK COMMUNITY BANCORP, INC.
                         -------------------------------







                                    ARTICLE I





                                     PURPOSE
                                     -------

         SECTION 1.1  GENERAL PURPOSE OF THE PLAN

         The purpose of the Plan is to promote the growth and profitability of Warwick Community Bancorp, Inc. and to provide eligible directors, eligible directors emeritus, certain key officers and employees of Warwick Community Bancorp, Inc. with an incentive to achieve corporate objectives, to attract and retain directors, directors emeritus, key officers and employees of outstanding competence and to provide such directors, directors emeritus, officers and employees with an equity interest in Warwick Community Bancorp, Inc.


                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

                  The following definitions shall apply for the purposes of this plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 AWARD means a grant of Shares to an Eligible Director, Eligible Director Emeritus or Eligible Employee pursuant to section
6.1 or 6.2.

                  SECTION 2.2 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director, Eligible Director Emeritus or Eligible Employee by the Committee, pursuant to section 6.1 or 6.2.

                  SECTION 2.3 BANK means The Warwick Savings Bank, a New York chartered stock savings bank, and any successor thereto.

                  SECTION 2.4 BENEFICIARY means the Person designated by an Eligible Director, Eligible Director Emeritus or Eligible Employee, pursuant to section 7.3, to receive distribution of any Shares available for distribution to such Eligible Director, Eligible Director Emeritus or Eligible Employee, in the event such Eligible Director, Eligible Director Emeritus or Eligible Employee dies prior to receiving distribution of such Shares.

                  SECTION 2.5 BOARD means the Board of Directors of the Company.

                  SECTION 2.6 CHANGE IN CONTROL means any of the following events:

                  (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner"
         (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

                  (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's shareholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act); or

                  (c)      the shareholders of the Company approve either:

                           (i) a merger or consolidation of the Company with any
                  other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (A) either (I) the members of the Board of
                           the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                                    (B) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

                  (d) any event that would be described in section 2.6(a), (b) or (c) if "the Bank" were substituted for "the Company" therein, and "Board of Directors of the Bank" were substituted for "Board" therein.

                  SECTION 2.7 CODE means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

                  SECTION 2.8  COMMITTEE means the Committee described in
section 4.1.

                  SECTION 2.9 COMPANY means Warwick Community Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

                  SECTION 2.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a direct or indirect subsidiary of the Company, (b) does not receive remuneration from the Company or a direct or indirect subsidiary of the Company, either directly or indirectly, in any capacity other than as a director and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.12 EFFECTIVE DATE means [date of shareholder approval], 1998.

                  SECTION 2.13 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee of the Employer.

                  SECTION 2.14 ELIGIBLE DIRECTOR EMERITUS means a former member of the board of directors of the Company, who is considered an active emeritus director of the Company on the Effective Date, who has not received an Award under section 6.1 and who is continuing to serve the Company in an advisory capacity to its board of directors.

                  SECTION 2.15 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive an Award pursuant to the Plan.

                  SECTION 2.16 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  SECTION 2.17 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

                  SECTION 2.18 FDIC REGULATIONS means the regulations issued by the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

                  SECTION 2.19 NYBB REGULATIONS means the regulations issued by the New York Banking Board and applicable to the Plan, the Bank or the Company.

                  SECTION 2.20 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.21 PLAN means the Recognition and Retention Plan of Warwick Community Bancorp, Inc. as amended from time to time. The Plan may be referred to as the "Recognition and Retention Plan of Warwick Community Bancorp, Inc."

                  SECTION 2.22 SHARE means a share of common stock of Warwick Community Bancorp, Inc., par value $.01 per share.

                  SECTION 2.23 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Warwick Community Bancorp, Inc."

                  SECTION 2.24 TRUST AGREEEMENT means the agreement between the Company and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

                  SECTION 2.25 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

                  SECTION 2.26 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by the Company.


                                   ARTICLE III
                                   -----------

                           SHARES AVAILABLE UNDER PLAN
                           ---------------------------

                  SECTION 3.1   SHARES AVAILABLE UNDER PLAN.

                  The maximum aggregate number of Shares that may be awarded under the Plan shall be 264,261. An aggregate maximum of 79,278 Shares may be granted to Eligible Directors and Eligible Directors Emeritus, with a maximum of 13,213 Shares granted to any one Eligible Director or Eligible Director Emeritus.


                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

                  SECTION 4.1   COMMITTEE.

                  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  SECTION 4.2   COMMITTEE ACTION.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  SECTION 4.3   COMMITTEE RESPONSIBILITIES.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                    ARTICLE V
                                    ---------

                                 THE TRUST FUND
                                 --------------

                  SECTION 5.1   CONTRIBUTIONS.

                  The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors, Eligible Directors Emeritus or Eligible Employees shall be permitted.

                  SECTION 5.2   THE TRUST FUND.

                  The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

                  SECTION 5.3   INVESTMENTS.

                  The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Bank, in such proportions as shall be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the Trust Fund be used to purchase more than 264,261 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI
                                   ----------


                                     AWARDS
                                     ------

                  SECTION 6.1 AWARDS TO ELIGIBLE DIRECTORS AND ELIGIBLE DIRECTORS EMERITUS.

                  On the Effective Date, each Person who is then an Eligible Director (other than an Eligible Director Emeritus) shall be granted an Award of 8,919 Shares, and each Person who is then an Eligible Director Emeritus shall be granted an Award of 2,642 Shares.

                  SECTION 6.2   AWARDS TO ELIGIBLE EMPLOYEES.

                  Subject to section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Board or the Committee in its discretion; PROVIDED HOWEVER, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

                  SECTION 6.3   AWARDS IN GENERAL.

                  Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director, Eligible Director Emeritus or Eligible Employee, which Award notice shall:

                  (a)      specify the number of Shares covered by the Award;

                  (b)      specify the Award Date;

                  (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director, Eligible Director Emeritus or Eligible Employee, in accordance with sections 7.1 and 7.2; and

                  (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

                  SECTION 6.4   SHARE ALLOCATIONS.

                  Upon the grant of an Award to an Eligible Director, Eligible Director Emeritus or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

                  SECTION 6.5   DIVIDEND RIGHTS.

                  (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend or distribution, allocated to an Eligible Director, Eligible Director Emeritus or Eligible Employee in connection with an Award shall be held in the Trust Fund and distributed to such Eligible Director, Eligible Director Emeritus or Eligible Employee (with any earnings attributable thereto) at the same time as the related Shares. Any cash dividends or distributions declared and paid with respect to Shares that are not, as of the record date for such dividend or distribution, allocated to any Eligible Director, Eligible Director Emeritus or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

                  (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director, Eligible Director Emeritus or Eligible Employee in connection with an Award, the property so distributed shall be similarly allocated to such Eligible Director, Eligible Director Emeritus or Eligible Employee in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

                  SECTION 6.6   VOTING RIGHTS.

                  (a) Each Eligible Director, Eligible Director Emeritus and Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director, Eligible Director Emeritus or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Director, Eligible Director Emeritus and Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director, Eligible Director Emeritus and Eligible Employee, all annual reports, proxy materials and other information furnished by the Company, or by any proxy solicitor, to the holders of Shares.

                  SECTION 6.7   TENDER OFFERS.

                  (a) Each Eligible Director, Eligible Director Emeritus and Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director, Eligible Director Emeritus or Eligible Employee, then the Shares shall not be tendered or exchanged.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Director, Eligible Director Emeritus and Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director, Eligible Director Emeritus and Eligible Employee, all information furnished by the offeror to the holders of Shares.

                  SECTION 6.8   LIMITATION ON AWARDS.

                  (a)      Notwithstanding anything in the Plan to the contrary:

                  (i) No Award shall be granted under the Plan prior to the earlier of the date on which the Plan is approved by shareholders pursuant to section 9.8 or December 23, 1998;

                  (ii) No Eligible Employee may be granted Awards covering in excess of 66,065 Shares;

                  (iii) Each Award to an Eligible Employee shall become vested and distributable as follows:

                           (A) prior to the first anniversary of the date on
                  which the Plan is approved by shareholders pursuant to section 9.8, the Award shall not be vested;

                           (B) on the first anniversary of the date on which the
                  Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to 20% of the Shares subject to the Award when granted;

                           (C) on the second anniversary of the date on which
                  the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional 20% of the Shares subject to the Award when granted;

                           (D) on the third anniversary of the date on which the
                  Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional 20% of the Shares subject to the Award when granted;

                           (E) on the fourth anniversary of the date on which
                  the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional 20% of the Shares subject to the Award when granted; and

                           (F) on the fifth anniversary of the date on which the
                  Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional 20% of the Shares subject to the Award when granted;

         PROVIDED, HOWEVER, that such an Award shall become fully vested on the date of the Award holder's death or Disability; and PROVIDED, FURTHER, that the Committee may establish a different vesting schedule for any Awards if not inconsistent with the NYBB Regulations or the FDIC Regulations.

                  (b) An Award by its terms shall not be transferable by the Eligible Director, Eligible Director Emeritus or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Award holder only to the Award holder.

                                   ARTICLE VII
                                   -----------


                       VESTING AND DISTRIBUTION OF SHARES
                       ----------------------------------

                  SECTION 7.1 VESTING FOR ELIGIBLE DIRECTORS AND ELIGIBLE DIRECTORS EMERITUS.

                  The Shares subject to each Award granted to Eligible Directors and Eligible Directors Emeritus under the Plan shall become vested as follows:
(i) 20% of such Shares shall become vested upon the first anniversary of the date the Plan is approved by shareholders pursuant to section 9.8; (ii) 20% of such Shares shall become vested upon the second anniversary of the date the Plan is approved by shareholders pursuant to section 9.8; (iii) 20% of such Shares shall become vested upon the third anniversary of the date the Plan is approved by shareholders pursuant to section 9.8; (iv) 20% of such Shares shall become vested upon the fourth anniversary of the date the Plan is approved by shareholders pursuant to section 9.8; and (v) 20% of such Shares shall become vested upon the fifth anniversary of the date the Plan is approved by shareholders pursuant to section 9.8; PROVIDED, HOWEVER, that (1) the Eligible Director has remained a director of the Employer, or an active advisory or emeritus director of the Employer, as determined by the board of directors of the Employer, and (2) the Eligible Director Emeritus has remained an active emeritus director of the Company, as determined by the Board, during the entire period commencing with the date the Plan is approved by shareholders pursuant to section 9.8 and ending on the applicable anniversary of the date of shareholder approval; AND PROVIDED, FURTHER, that such an Award shall become 100% vested on the date of the Award holder's death or Disability.

                  SECTION 7.2   VESTING FOR ELIGIBLE EMPLOYEES.

                  Subject to section 6.8 and the terms and conditions of the Plan, each Award to an Eligible Employee made under the Plan shall become vested at the times and upon the conditions specified by the Committee in the Award notice; PROVIDED, HOWEVER, that such an Award shall become fully vested on the date of the Award holder's death or Disability; and PROVIDED, FURTHER, that the Committee may establish a different vesting schedule for any Awards if not inconsistent with the NYBB Regulations or the FDIC Regulations.

                  SECTION 7.3   DESIGNATION OF BENEFICIARY.

                  An Eligible Director, Eligible Director Emeritus or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of the Eligible Director's, Eligible Director Emeritus' or Eligible Employee's death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director, Eligible Director Emeritus or Eligible Employee dies prior to the Eligible Director, Eligible Director Emeritus or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's, Eligible Director Emeritus' or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

                  SECTION 7.4   MANNER OF DISTRIBUTION.

                  (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1 and 7.2, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

                  (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director, Eligible Director Emeritus or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                  SECTION 7.5   TAXES.

                  The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

                  SECTION 8.1   TERMINATION.

                  The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; PROVIDED, HOWEVER, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to the Company.

                  SECTION 8.2   AMENDMENT.

                  The Board may amend or revise the Plan in whole or in part at any time.

                  SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATIION.

                  (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by a number equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; PROVIDED, HOWEVER, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by the holders of record of Shares in connection with such merger, consolidation or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director, Eligible Director Emeritus or Eligible Employee shall be adjusted by allocating to the Eligible Director, Eligible Director Emeritus or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director, Eligible Director Emeritus or Eligible Employee.



                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------

                  SECTION 9.1   STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of ERISA. The Plan shall be construed and administered so as to effectuate this intent.

                  SECTION 9.2   NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of employment by the Company. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

                  SECTION 9.3   CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  SECTION 9.4   GOVERNING LAW.

                  The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable NYBB Regulations and FDIC Regulations.

                  SECTION 9.5   HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  SECTION 9.6   NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

                  SECTION 9.7   NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                  (a)      If to the Committee:

                           Warwick Community Bancorp, Inc.
                           c/o The Warwick Savings Bank
                           18 Oakland Avenue
                           Warwick, New York 10990-0591
                           Attention:  CORPORATE SECRETARY

                  (b) If to an Eligible Director, Eligible Director Emeritus or Eligible Employee, to the Eligible Director's, Eligible Director Emeritus' or Eligible Employee's address as shown in the Employer's records.

                  SECTION 9.8   APPROVAL OF SHAREHOLDERS.

                  The Plan shall not be effective or implemented prior to the one year anniversary of the conversion of the Bank to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company to be held no earlier than six months following such conversion, in which case the Plan shall be effective as of the date of such approval or on such later date as is specified by the Board.

&&&

                                 REVOCABLE PROXY

                         WARWICK COMMUNITY BANCORP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        WARWICK COMMUNITY BANCORP, INC.
 FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JUNE 24, 1998


                  The undersigned shareholder of Warwick Community Bancorp, Inc. ("Company") hereby appoints Frances M. Gorish, Henry L. Nielsen, Jr. and Douglas
J. McClintock, or any of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Shareholders ("Special Meeting") to be held at the main office of The Warwick Savings Bank, located at 18 Oakland Avenue, Warwick, New York 10990-0591, on Wednesday, June 24, 1998, at 8:00 a.m., Eastern time, and at any adjournment or postponement thereof.

                  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1, 2 AND 3.




                           (CONTINUED ON REVERSE SIDE)



       PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE "FOR"
EACH OF THE PROPOSALS IN
ITEMS 1, 2 AND 3.                       Please mark your vote as
                                        indicated in this example.           /X/


                                        I will attend the Special
                                        Meeting.                             /_/


                                        (Please mark box if you plan to attend
                                        the Special Meeting.) (IMPORTANT: If
                                        your shares are not registered in your
                                        name, you will need additional
                                        documentation to attend the Special
                                        Meeting.)


1.   Approval of the Stock Option       FOR       AGAINST        ABSTAIN
     Plan of Warwick Community          /_/        /_/             /_/
     Bancorp, Inc.

2.   Approval of the Recognition and    FOR       AGAINST        ABSTAIN
     Retention Plan of Warwick          /_/        /_/             /_/
     Community Bancorp, Inc.

3.   AUTHORIZATION OF THE BOARD OF      FOR       AGAINST        ABSTAIN
     DIRECTORS, IN ITS DISCRETION, TO   /_/        /_/             /_/
     DIRECT THE VOTE OF PROXIES UPON
     SUCH MATTERS INCIDENT TO THE
     CONDUCT OF THE SPECIAL MEETING AS
     MAY PROPERLY COME BEFORE THE
     SPECIAL MEETING, AND ANY
     ADJOURNMENT OR POSTPONEMENT
     THEREOF, INCLUDING, WITHOUT
     LIMITATION, A MOTION TO ADJOURN
     THE SPECIAL MEETING

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement for the Special Meeting.

________________________________________________________________________________

________________________________________________________________________________
(Signature(s)


Dated:____________________________________________________________________, 1998

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                                                    FOR OFFICE USE ONLY

                                             Name:

                                             No. of Shares:


WARWICK COMMUNITY BANCORP, INC.


CONFIDENTIAL VOTING INSTRUCTION
           FOR
THE WARWICK COMMUNITY BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN

I acknowledge that Marine Midland Bank is the trustee (the "Trustee") and holder of record of shares of Warwick Community Bancorp, Inc. (the "Company") common stock under the Warwick Community Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"). I understand that the above-stated number of shares allocated to my account under the ESOP, as of May 12, 1998, will be voted as indicated below all as described in the accompanying letter from the Committee dated May 21, 1998. The unallocated shares and any allocated shares held in the ESOP for which no instructions are received will be voted proportionately to the participants' voting instructions. Further, I understand that my voting instructions are solicited by the Committee of the ESOP for the Special Meeting of Stockholders to be held on June 24, 1998 or any adjournment or postponement thereof. I understand that the proposals to be voted on are more particularly described in the Proxy Statement dated May 21, 1998, a copy of which I have received.



                                                                                                Please mark your votes like this
I hereby direct the Trustee to vote my shares as follows:                               /X/     in blue or black ink.

------------------------------------------------------------------------------------------------------------------------------------
1.       Approval of the Stock Option Plan of Warwick                            FOR                AGAINST             ABSTAIN
         Community Bancorp, Inc.                                                 /_/                  /_/                 /_/

------------------------------------------------------------------------------------------------------------------------------------
2.       Approval of the Recognition and Retention Plan of                       FOR                AGAINST             ABSTAIN
         Warwick Community Bancorp, Inc.                                         /_/                  /_/                 /_/

------------------------------------------------------------------------------------------------------------------------------------
3.       Authorization of the Board of Directors, in                             FOR               AGAINST                ABSTAIN
         its discretion, to direct the vote of proxies                           /_/                  /_/                 /_/
         upon such matters incident to the conduct of
         the Special Meeting as may properly come
         before the Special Meeting, and any
         adjournment or postponement thereof,
         including, without limitation, a motion to
         adjourn the Special Meeting.
------------------------------------------------------------------------------------------------------------------------------------


             THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
                    "FOR" THE PROPOSALS IN ITEMS 1, 2 AND 3.

The Trustee of the ESOP, Marine Midland Bank, is hereby authorized to vote my shares as indicated above. I understand that if I sign this form without indicating specific instructions, or if I fail to return this form, my shares will be voted in proportion to the voting instructions of the other participants, subject to the Trustee's determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. I understand that my voting instructions will be confidential.


________________________                     ___________________________________
Date                                         Signature

PLEASE COMPLETE, SIGN, DATE AND SUBMIT THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE AUTHORIZATION FORM MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN [JUNE 14, 1998].

                                                    FOR OFFICE USE ONLY

                                             Name:

                                             No. of Shares:


WARWICK COMMUNITY BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION
          FOR
THE WARWICK SAVINGS BANK
401(K) SAVINGS PLAN

I acknowledge that Marine Midland Bank is the trustee (the "Trustee") and holder of record of shares of Warwick Community Bancorp, Inc. (the "Company") common stock under The Warwick Savings Bank 401(k) Savings Plan (the "401(k) Plan"). I understand that the above-stated number of shares allocated to my account under the 401(k) Plan, as of May 12, 1998, will be voted as indicated below all as described in the accompanying letter from the Committee dated May 21, 1998. Any allocated shares held in the 401(k) Plan for which no instructions are received will be voted proportionately to the participants' voting instructions. Further, I understand that my voting instructions are solicited by the Committee of the 401(k) Plan for the Special Meeting of Stockholders to be held on June 24, 1998 or any adjournment or postponement thereof. I understand that the proposals to be voted on are more particularly described in the Proxy Statement dated May 21, 1998, a copy of which I have received.


                                                                                                Please mark your votes like this
I hereby direct the Trustee to vote my shares as follows:                               /X/     in blue or black ink.

------------------------------------------------------------------------------------------------------------------------------------
1.       Approval of the Stock Option Plan of Warwick                            FOR                AGAINST             ABSTAIN
         Community Bancorp, Inc.                                                 /_/                  /_/                 /_/

------------------------------------------------------------------------------------------------------------------------------------
2.       Approval of the Recognition and Retention Plan of                       FOR                AGAINST             ABSTAIN
         Warwick Community Bancorp, Inc.                                         /_/                  /_/                 /_/

------------------------------------------------------------------------------------------------------------------------------------
3.       Authorization of the Board of Directors, in                             FOR               AGAINST                ABSTAIN
         its discretion, to direct the vote of proxies                           /_/                  /_/                 /_/
         upon such matters incident to the conduct of
         the Special Meeting as may properly come
         before the Special Meeting, and any
         adjournment or postponement thereof,
         including, without limitation, a motion to
         adjourn the Special Meeting.
------------------------------------------------------------------------------------------------------------------------------------


             THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE
                    "FOR" THE PROPOSALS IN ITEMS 1, 2 AND 3.

The Trustee of the 401(k) Plan, Marine Midland Bank, is hereby authorized to vote my shares as indicated above. I understand that if I sign this form without indicating specific instructions, or if I fail to return this form, my shares will be voted in proportion to the voting instructions of the other participants, subject to the Trustee's determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. I understand that my voting instructions will be confidential.


________________________                     ___________________________________
Date                                         Signature

PLEASE COMPLETE, SIGN, DATE AND SUBMIT THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE AUTHORIZATION FORM MUST BE RECEIVED BY THE TRUSTEE NO LATER THAN [JUNE 14, 1998].

                 [Letterhead of Warwick Community Bancorp, Inc.]


                                             May 21, 1998


TO:      ALL EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")
         AND 401(K) SAVINGS PLAN ("401(K) PLAN") PARTICIPANTS

Re:      SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 24, 1998

Dear Participants:

         As you know, The Warwick Savings Bank 401(k) Savings Plan ("401(k) Plan") includes an investment alternative to purchase common stock of The Warwick Savings Bank's parent company, Warwick Community Bancorp, Inc. ("Company") using funds from the 401(k) Plan account ("401(k) Stock Fund") of eligible employees and the Company maintains the Warwick Community Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") for eligible employees of the Company. The 401(k) Stock Fund and the ESOP each hold shares of the Company for the benefit of participants in those plans. These shares are held by Marine Midland Bank as trustee ("Trustee") for each of the ESOP and the 401(k) Plan.

         As a participant in the ESOP and/or the 401(k) Plan, you have the right to direct the Trustee how to vote the shares held by the ESOP and/or shares in the 401(k) Stock Fund on the proposals to be voted on by the Company's shareholders at the Special Meeting of Shareholders of the Company to be held on June 24, 1998 ("Special Meeting"). In connection therewith, enclosed are the following documents:

         1.       ESOP Confidential Voting Instruction Form;
         2.       401(k) Plan Confidential Voting Instruction Form; and
         3.       Proxy Statement for the Special Meeting dated May 21, 1998.

ESOP PARTICIPANTS.

         ESOP participants may direct how the Trustee, as Trustee for the ESOP, should vote the shares allocated to his or her ESOP account as of May 12, 1998. The Trustee will vote shares of Company Common Stock allocated to your account in accordance with the instructions given on the enclosed Confidential Voting Instruction Form. The number of shares allocated to your ESOP account are shown on the enclosed ESOP Confidential Voting Instruction Form.

         The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet allocated to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares not yet allocated to anyone's ESOP account.

         If you do not have any shares of Company Common Stock allocated to your account in the ESOP as of May 12, 1998, there will be no ESOP Confidential Voting Instruction Form enclosed with this letter.

401(K) PLAN PARTICIPANTS.

         401(k) Plan participants may direct how the Trustee, as Trustee for the 401(k) Plan, should vote the shares allocated to that participant's 401(k) stock account. In general, the Trustee will vote shares of Company Common Stock held in the 401(k) Plan in accordance with the instructions given on the enclosed 401(k) Plan Confidential Voting Instruction Form. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of May 12, 1998. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the 401(k) Plan.

         If you do not have any shares of Company Common Stock allocated to your 401(k) Stock Fund as of May 12, 1998, there will be no 401(k) Plan Confidential Voting Instruction Form enclosed with this letter.

                                    * * * * *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed ESOP Confidential Voting Instruction Form and 401(k) Confidential Voting Instruction Form, as applicable. RETURN IT DIRECTLY TO THE TRUSTEE USING THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. The Confidential Voting Instruction Forms must be received by the Trustee no later than [June 14], 1998. Your vote will not be revealed to the Company or The Warwick Savings Bank.

         IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR 401(K) PLAN, PLEASE CALL MS. NANCY SOBOTOR-LITTELL AT (914) 986-2206, EXTENSION 247.

                                        Very truly yours,

                                        THE COMMITTEE OF WARWICK COMMUNITY
                                        BANCORP, INC. FOR THE WARWICK SAVINGS
                                        BANK 401(K) SAVINGS PLAN AND THE WARWICK
                                        COMMUNITY BANCORP, INC. EMPLOYEE STOCK
                                        OWNERSHIP PLAN

Enclosures